Exhibit 32.2

SECTION 906 CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER/PRINCIPAL ACCOUNTING OFFICER

OF UPAY, INC.

In connection with the accompanying Annual Report on Form 10-K of UPAY, Inc. for the year ended February 28, 2017, the undersigned, Jacob C. Fölscher, Chief Financial Officer/Principal Accounting Officer of UPAY, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)            such Annual Report on Form 10-K for the year ended February 28, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)            the information contained in such Annual Report on Form 10-K for the year ended February 28, 2017 fairly presents, in all material respects, the financial condition and results of operations of UPAY, Inc.

Date: July 18, 2018

/s/ Jacob C. Fölscher
Jacob C. Fölscher

Chief Financial Officer
(Chief Financial Officer/Chief Accounting Officer)

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